Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

to Tender Shares of Common Stock

Pursuant to the Offer to Purchase

Dated August 7, 2018

by

Barings BDC, Inc.

of

Aggregate Purchase Price of Not More Than $50,000,000 in Shares of Common Stock

at a Purchase Price Not Greater Than $11.72

or Less Than $10.20 Per Share

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 6, 2018, UNLESS THE OFFER IS EXTENDED OR WITHDRAWN (SUCH TIME AND DATE, AS THEY MAY BE EXTENDED, THE “EXPIRATION TIME”).

The Depositary for the Offer is:

Computershare

By registered, certified, express or first class mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By overnight courier: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

If you have any questions or need assistance in completing this Letter of Transmittal, please contact Alliance Advisors, LLC, the information agent for this Offer (the “Information Agent”), at (888) 991-1291 or baringsbdc@allianceadvisors.com.

Description of Shares Tendered
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear on Share Certificate(s))	Shares Surrendered (Attach additional list if necessary)
	Certificate Number(s) and/or indicate Book-Entry	Total Number of Shares Represented by Certificate(s)(1)	Book-Entry Shares Tendered(2)	Total Number of Shares Tendered

SCAN TO CA VOLUNTARY COY TCAP

  (1)  If you wish to tender fewer than all Shares represented by any certificate listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares represented by Share Certificates delivered to the Depositary Agent will be deemed to have been tendered. See Instruction 4.

  (2)  If Shares are held in book-entry form you must indicate the number of Shares you are tendering. Otherwise, all of your Shares will be tendered.

DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN THE ADDRESS OF THE DEPOSITARY AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Stockholders who cannot comply with the procedure for book-entry transfer by the Expiration Time or who cannot deliver the required documents to the Depositary by the Expiration Time must tender their shares of common stock, par value $0.001 per share (“Shares”), according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

PLEASE NOTE:

If you want to participate in the Offer (as defined below) and wish to maximize the chance of having the Company (as defined below) accept for purchase Shares you are tendering, you should check the box marked “Shares Tendered at Price Determined Pursuant to the Offer” below and complete the other portions of this Letter of Transmittal as appropriate. If you agree to accept the Purchase Price determined by the Company in accordance with the terms of the Offer, your Shares will be deemed to be tendered at the minimum price of $10.20 per Share. YOU SHOULD UNDERSTAND THAT THIS ELECTION MAY LOWER THE PURCHASE PRICE AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $10.20 PER SHARE.

If you wish to select a specific price at which you will be tendering your Shares, you should select one of the boxes in the section captioned “Shares Tendered at Price Determined by Stockholder” below and complete the other portions of this Letter of Transmittal as appropriate.

If you desire to tender Shares in the Offer, but you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Time (as defined in the Offer to Purchase) or cannot comply with the procedures for book-entry transfer on a timely basis, you must tender your Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Prior to tendering Shares, we strongly recommend that you contact your financial advisor. Tendering of Shares transferred to a broker-dealer may require different documentation than what is enclosed. You will need to consult with your broker and your financial advisor to determine the status of your account and the best way to tender your Shares, should you desire to do so. No fractional Shares will be purchased in the Offer.

If any certificate evidencing the Shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated you should call Computershare Trust Company, N.A., as Transfer Agent, at (866) 228-7201,

regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 13.

If a broker, dealer, commercial bank, trust company or other nominee holds your Shares, it is likely that they will have an earlier deadline for you to act to instruct them to accept the Offer on your behalf. We urge you to contact the nominee that holds your Shares to find out its deadline.

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1)	SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5)

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER,” the undersigned tenders Shares at the price checked. This action could result in none of the Shares tendered hereby being purchased if the Purchase Price determined by the Company in accordance with the terms of the offer is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER DIFFERENT SHARES AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH TENDER. The same Shares cannot be tendered at more than one price, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

☐ $10.20	☐ $10.32	☐ $10.42	☐ $10.52	☐ $10.62	☐ $10.72	☐ $10.82	☐ $10.92
☐ $11.02	☐ $11.12	☐ $11.22	☐ $11.32	☐ $11.42	☐ $11.52	☐ $11.62	☐ $11.72

-OR-

(2)	SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER (SEE INSTRUCTION 5)

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER,” the undersigned tenders Shares at the Purchase Price, as shall be determined by the Company in accordance with the terms of the Offer. For purposes of determining the Purchase Price, those Shares that are tendered by the undersigned agreeing to accept the Purchase Price determined in the Offer will be deemed to be tendered at the minimum price of $10.20 per Share.

☐

The undersigned wants to maximize the chance of having the Company purchase Shares the undersigned is tendering (subject to the proration and priority provisions of the Offer). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders Shares at, and is willing to accept, the Purchase Price determined by the Company in accordance with the terms of the Offer. THE UNDERSIGNED UNDERSTANDS THAT THIS ELECTION MAY LOWER THE PURCHASE PRICE PAID FOR SHARES IN THE OFFER AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $10.20 PER SHARE.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ODD LOTS

(See Instruction 6)

To be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares. The undersigned:

☐	is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered.

CONDITIONAL TENDER

(See Instruction 14)

A tendering stockholder may condition his, her or its tender of Shares upon the Company purchasing a specified minimum number of the Shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of Shares that you indicate below is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered will be purchased. It is the tendering stockholder’s responsibility to calculate the minimum number of Shares that must be purchased if any are purchased, and each stockholder is urged to consult his, her or its own tax advisor. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐	The minimum number of Shares that must be purchased, if any are purchased, is: Shares.

If, because of proration, the minimum number of Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his, her or its Shares and checked the box below:

☐	The tendered Shares represent all Shares held by the undersigned.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 7, 8 and 9)

To be completed ONLY if the check for the Purchase Price of Shares purchased (less any applicable withholding taxes) is to be issued in the name of someone other than the undersigned.

SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 1, 7, 8 and 9)

To be completed ONLY if the check for the Purchase Price of Shares purchased (less any applicable withholding taxes) is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Name(s)	Name(s)
Address(es)	Address(es)

(RECIPIENT MUST COMPLETE AND RETURN THE ATTACHED IRS FORM W-9 OR AN APPLICABLE IRS FORM W-8)

SIGN HERE

(Please also complete the attached IRS Form W-9 or an applicable IRS Form W-8)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by persons(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 7.)

Signature of Owner(s):
(sign here)

(sign here)

Name(s):
(Please Print)

Dated:

Capacity:

Address:
(MAKE ANY ADDRESS CORRECTION, THIS WILL BE A PERMANENT ADDRESS CHANGE)
APPLY MEDALLION GUARANTEE STAMP BELOW

Ladies and Gentlemen:

The undersigned hereby tenders to Barings BDC, Inc., an externally managed, non-diversified, closed-end management investment company incorporated in Maryland that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “Company”), the above-described shares of common stock, $0.001 par value per share (the “Shares”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 7, 2018 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, which collectively with this Letter of Transmittal, as amended or supplemented from time to time, constitute the “Offer.” The Company also expressly reserves the right, in its sole discretion, to purchase additional Shares subject to applicable legal and regulatory requirements.

Subject to, and effective upon, acceptance for purchase of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares that are being tendered hereby, with full power of substitution, to:

(1)

deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by The Depository Trust Company (“DTC”), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

(2)	present such Shares for transfer and cancellation on the books of the Company; and

(3)	cause the Company to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned understands, upon the terms and subject to the conditions of the Offer, the Company will determine a single per Share purchase price (the “Purchase Price”), which will not be less than $10.20 per Share and not more than $11.72 per Share, that will allow it to purchase a number of Shares having an aggregate purchase price of $50,000,000, or a lower amount depending on the number of Shares properly tendered and not properly withdrawn pursuant to the Offer. The undersigned understands that the Company will select the lowest Purchase Price (in increments of $0.10, except for the first increment above the minimum purchase price, which is $0.12) within the price range specified above that will allow the Company to purchase that number of Shares having an aggregate purchase price of $50,000,000, or a lower amount depending on the number of Shares properly tendered and not properly withdrawn pursuant to the Offer, at a price that will be not less than $10.20 per Share and not more than $11.72 per Share in the Offer, subject to its right to increase the total number of Shares purchased to the extent permitted by law and regulation. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not properly withdrawn will be purchased at the Purchase Price, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions of the Offer, including its proration provisions, “odd lot” provisions and conditional tender provisions. The Company will return at its expense all other Shares, including Shares tendered at prices greater than the Purchase Price and not properly withdrawn and Shares not purchased because of proration or conditional tenders, promptly following the Expiration Time (as defined in the Offer to Purchase).

The undersigned hereby represents and warrants that the undersigned:

(1)	has a net long position in Shares at least equal to the number of Shares being tendered;

(2)

has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for purchase by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims; and

(3)

will, upon request, execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer, which agreement will be governed by, and construed in accordance with, the laws of the State of New York. The undersigned acknowledges that under no circumstances will the Company pay interest on the Purchase Price.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance purchase of, or the payment for, Shares tendered or may purchase fewer than all of the Shares tendered.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the Purchase Price of any Shares purchased (less any applicable withholding taxes), and return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Purchase Price of any Shares purchased (less any applicable withholding taxes) and any certificates for Shares not tendered or not purchased to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the Purchase Price of any Shares purchased (less any applicable withholding taxes) and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

The undersigned recognizes that the Company has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof, if the Company does not accept for purchase any of the Shares so tendered.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

INSTRUCTIONS FOR COMPLETING THE LETTER OF TRANSMITTAL

1.

Signature Guarantee. No signature guarantee is required if either: (i) this Letter of Transmittal is signed by the registered holder of the Shares exactly as the name of the registered holder appears on the certificate(s) for the Shares tendered with this Letter of Transmittal or (ii) in the case of book-entry Shares, on the records of the Depositary, and payment and delivery are to be made directly to such registered holder and such registered holder has not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions.” See Instruction 7.

2.

Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedure. You must use this Letter of Transmittal to forward certificates for Shares and to tender any/all Shares held in book-entry form on the records of the Depositary (or if the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary). Certificates for all physically tendered Shares along with a properly completed and duly executed Letter of Transmittal, including any required signature guarantees, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Time.

LETTERS OF TRANSMITTAL MUST BE RECEIVED IN THE OFFICE OF THE DEPOSITARY BY THE EXPIRATION TIME. DELIVERY OF THESE DOCUMENTS TO THE DEPOSITARY’S PO BOX AT OR PRIOR TO THE EXPIRATION TIME DOES NOT CONSTITUTE RECEIPT BY THE DEPOSITARY. GUARANTEED DELIVERIES WILL BE ACCEPTED VIA EMAIL UNTIL THE EXPIRATION TIME.

Guaranteed Delivery. If you cannot deliver your Shares and all other required documents to the Depositary by the Expiration TIME or the procedure for book-entry transfer cannot be completed on a timely basis, you must tender your Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure:

(a)	such tender must be made by or through an Eligible Institution (as defined in Section 3 of the Offer to Purchase);

(b)

a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Depositary by the Expiration Time, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

(c)

the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary’s account with DTC, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or an Agent’s Message and any other documents required by this Letter of Transmittal, must be received by the Depositary within two New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

The method of delivery of all documents, including Share certificates, is at your option and risk. If you choose to deliver the documents by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by Section 6 of the Offer to Purchase, the Company will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be purchased. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance purchase of the Shares.

3.

Inadequate Space. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers and/or the number of Shares on a separate signed schedule attached hereto.

4.

Partial Tenders. If you wish to tender fewer than all of the Shares represented by any certificates that you deliver to the Depositary, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer. Unless you indicate otherwise, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. In the case of Shares tendered by book-entry transfer via DTC, the Shares will be credited to the appropriate account maintained by the tendering stockholder with DTC. In each case, Shares will be returned or credited without expense to the stockholder.

5.

Indication of Price at Which Shares Are Being Tendered. For Shares to be properly tendered, the stockholder MUST either (1) check the box indicating the price per Share at which such stockholder is tendering Shares under the section captioned “Shares Tendered at Price Determined by Stockholder” or (2) check the box in the section captioned “Shares Tendered at Price Determined Pursuant to the Offer” in order to maximize the chance of having the Company purchase the Shares tendered (subject to the proration and priority provisions). For purposes of determining the Purchase Price, Shares that are tendered by stockholders agreeing to accept the Purchase Price determined in the Offer will be deemed to be tendered at the minimum price of $10.20 per Share. Selecting option (1) could result in none of the stockholder’s tendered Shares being purchased if the Purchase Price for the Shares turns out to be less than the price selected by the stockholder. Selecting option (2) may lower the Purchase Price paid for

Shares in the Offer and could result in the stockholder receiving the minimum price of $10.20 per Share. Only one box under (1) or (2) may be checked. If more than one box is checked, or if no box is checked, there is no proper tender of Shares. A stockholder wishing to tender portions of such stockholder’s Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder’s Shares. The same Shares cannot be tendered at more than one price, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.

6.

Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company purchases less than all Shares tendered and not withdrawn before the Expiration Time, the Shares purchased first will consist of all Shares tendered by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 Shares and who tenders all of such Shares. Even if you otherwise qualify for the “odd lot” preferential treatment, you will not receive such preferential treatment unless you complete the box captioned “Odd Lots” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

7.	Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a)

Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

(b)	Joint Holders. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c)

Different Names on Certificates. If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d)

Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

8.

Stock Transfer Taxes. Except as provided in this Instruction 8, the Company will pay all stock transfer taxes, if any, payable on the transfer of any Shares to the Company pursuant to the Offer. If, however, payment of proceeds in respect of any Shares purchased is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or tendered Shares are registered in the name of any person other than the name of the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the proceeds payable by the Depositary, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted prior to such payment.

9.

Special Payment and Delivery Instructions. If the check for the Purchase Price of any Shares purchased is to be issued and any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check and any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the boxes captioned “Special Delivery Instructions” and/or “Special Payment Instructions” on this Letter of Transmittal should be completed. Transfer taxes may apply if either the box captioned “Special Delivery Instructions” or “Special Payment Instructions” on this Letter of Transmittal is completed. See Instruction 8. There may be other tax implications resulting from the transfers, please consult your own tax advisor.

10.

Withholding. Under U.S. federal income tax laws, the Depositary may be required to withhold a portion of the amount of any payments made to certain stockholders or other payees pursuant to the Offer. In order to avoid such backup withholding (currently at a rate of 24%), each tendering stockholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the attached IRS Form W-9. Certain stockholders or payees (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt stockholders or other payees that are United States persons (for U.S. federal income tax purposes) should indicate their exempt status on the attached IRS Form W-9.

A tendering stockholder or other payee who is a foreign person (for U.S. federal income tax purposes) should complete, sign, and submit to the Depositary the appropriate IRS Form W-8. An IRS Form W-8 may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at www.irs.gov. Failure to complete the IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount otherwise payable pursuant to the Offer.

As described in the Offer to Purchase, a tendering stockholder or other payee that is a foreign person (for U.S. federal income tax purposes) must provide to the Depositary a properly completed and executed appropriate IRS Form W-8 and any other required documentation in order to establish that it is exempt from, or entitled to a reduced rate of, U.S. federal withholding tax with respect to payments of gross proceeds pursuant to the Offer. Stockholders or other payees that are foreign persons (for U.S. federal income tax purposes) should consult their own tax advisors regarding the particular tax consequences to them of selling Shares pursuant to the Offer.

11.

Irregularities. The Company will determine all questions as to Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance purchase of any tender of Shares. The Company reserves the right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right to waive any defect or irregularity in the tender of any particular Shares. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Information Agent, the Depositary or any other person is or will be under any duty to give notification of any defect or irregularity in tenders, and none of them will incur any liability for failure to give any such notice.

12.

Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Dealer Manager or the Information Agent at its address and telephone number set forth below.

13.

Lost, Stolen, Destroyed or Mutilated Certificates. If your certificate or certificates for part or all of your Shares has been lost, stolen, destroyed or mutilated, you should call Computershare Trust Company, N.A., as Transfer Agent, at (866) 228-7201 regarding the requirements for replacement at the address set forth on the cover page of this Letter of Transmittal. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination as to whether you will need to post a bond and to permit timely processing of this documentation.

14.

Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered Shares being purchased. If you wish to make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. If, because of proration, the minimum number of Shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and check the box so indicating. Upon selection by random lot, if any, the Company will limit its purchase in each case to the designated minimum number of Shares.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. If you are an “odd lot” holder and you tender all of your Shares, you cannot conditionally tender, since your Shares will not be subject to proration. Each stockholder is urged to consult his, her or its own tax advisor.

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED (OR CONFIRMATION OF BOOK-ENTRY TRANSFER) AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BEFORE THE EXPIRATION TIME, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT U.S. TAX INFORMATION

This is a summary of certain material U.S. federal income tax considerations. Stockholders should consult with their tax advisors regarding the tax consequences with respect to their particular circumstances.

In order to avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, a U.S. Holder (as defined in Section 14 of the Offer to Purchase) tendering Shares must, unless an exemption applies, timely provide the Depositary with such stockholder’s correct TIN, certify under penalties of perjury that such TIN is correct (or that such stockholder is waiting for a TIN to be issued), and provide certain other certifications by completing the IRS Form W-9 accompanying this Letter of Transmittal. If a stockholder does not provide his, her or its correct TIN or fails to provide the required certifications, the IRS may impose certain penalties on such stockholder and payment to such stockholder pursuant to the Offer may be subject to U.S. federal backup withholding tax at a rate currently equal to 24%. All U.S. Holders tendering Shares pursuant to the Offer should complete and sign the IRS Form W-9 to provide the information and certification necessary to avoid U.S. federal backup withholding tax (unless an applicable exemption exists and is proved in a manner satisfactory to the Depositary). To the extent that a U.S. Holder designates another U.S. person to receive payment, such other person may be required to provide a properly completed IRS Form W-9.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding may be credited against the U.S. federal income tax liability of the person subject to the backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder by timely providing the required information to the IRS.

If the stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then the stockholder should write “APPLIED FOR” in the space for the TIN in Part I of the IRS Form W-9 and should sign and date the IRS Form W-9. If the Depositary has not been provided with a properly certified TIN by the time of payment, U.S. federal backup withholding tax will apply. If the Shares are held in more than one name or are not in the name of the actual owner, consult the instructions on the IRS Form W-9 for additional guidance on which name and TIN to report.

Certain stockholders (including, among others, “C corporations,” individual retirement accounts and certain foreign individuals and entities) are not subject to U.S. federal backup withholding tax but may be required to provide evidence of their exemption from such backup withholding tax. Exempt U.S. stockholders should check the “Exempt payee” box on the IRS Form W-9. See the accompanying IRS Form W-9 for more instructions.

Non-U.S. Holders (as defined in Section 14 of the Offer to Purchase), such as non-resident alien individuals and foreign entities, including a disregarded U.S. domestic entity that has a foreign owner, should not complete an IRS Form W-9. Instead, to establish an applicable withholding exemption, a Non-U.S. Holder (or a stockholder’s non-U.S. designee, if any) may be required to properly complete and submit an IRS Form W-8BEN, W-8IMY (with any required attachments), W-8ECI or W-8EXP, as applicable, signed under penalties of perjury, attesting to such exempt status (which may be obtained on the IRS website (www.irs.gov)).

For withholding purposes, we expect to treat each exchange of Shares for cash pursuant to the Offer by a Non-U.S. Holder as a dividend for U.S. federal income tax purposes (and not as a sale or exchange). As a result, the Depositary generally will withhold an amount of U.S. federal income tax equal to 30% of the gross payments payable to a Non-U.S. Holder. Non-U.S. Holders should refer to “14. Material U.S. Federal Income Tax Consequences—Non-U.S. Holders” in the Offer to Purchase for a general description of the applicability of withholding tax to proceeds from the Offer.

Stockholders are urged to consult their tax advisors to determine whether they are exempt from these withholding tax and reporting requirements.

Form **W-9**
(Rev. November 2017)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 11-2017)

Form W-9 (Rev. 11-2017) By signing the filled-out form, you: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and 4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information. Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: An individual who is a U.S. citizen or U.S. resident alien; A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; An estate (other than a foreign estate); or A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income. In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States. In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity; In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items. 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Page 2 Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester, 2. You do not certify your TIN when required (see the instructions for Part II for details), 3. The IRS tells the requester that you furnished an incorrect TIN, 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information. Also see Special rules for partnerships, earlier. What is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 11-2017) Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9. a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application. b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2. c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2. d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2. e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Line 2 If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2. Line 3 Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3. Page 3 IF the entity/person on line 1 is THEN check the box for . . . a(n) . . . Corporation Corporation Individual Individual/sole proprietor or single Sole proprietorship, or member LLC Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes. LLC treated as a partnership for Limited liability company and enter U.S. federal tax purposes, the appropriate tax classification. LLC that has filed Form 8832 or (P= Partnership; C= C corporation; 2553 to be taxed as a corporation, or S= S corporation) or LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes. Partnership Partnership Trust/estate Trust/estate Line 4, Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you. Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4. 1 An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2) 2 The United States or any of its agencies or instrumentalities 3 A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities 4 A foreign government or any of its political subdivisions, agencies, or instrumentalities 5 A corporation 6 A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession 7 A futures commission merchant registered with the Commodity Futures Trading Commission 8 A real estate investment trust 9 An entity registered at all times during the tax year under the Investment Company Act of 1940 10 A common trust fund operated by a bank under section 584(a) 11 A financial institution 12 A middleman known in the investment community as a nominee or custodian 13 A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 11-2017) The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. IF the payment is for . . . THEN the payment is exempt for . . . Interest and dividend payments All exempt payees except for 7 Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Barter exchange transactions and Exempt payees 1 through 4 patronage dividends Payments over $600 required to be Generally, exempt payees reported and direct sales over 2 1 through 5 1 $5,000 Payments made in settlement of Exempt payees 1 through 4 payment card or third party network transactions 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. 2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code. A An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37) B The United States or any of its agencies or instrumentalities C A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities D A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i) E A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i) F A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state G A real estate investment trust H A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940 I A common trust fund as defined in section 584(a) J A bank as defined in section 581 K A broker L A trust exempt from tax under section 664 or described in section 4947(a)(1) Page 4 M A tax exempt trust under a section 403(b) plan or section 457(g) plan Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line 5 Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days. If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 11-2017) 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the Requester For this type of account: Give name and SSN of: 1. Individual The individual 2. Two or more individuals (joint The actual owner of the account or, if account) other than an account combined funds, the first individual on maintained by an FFI 1 the account 3. Two or more U.S. persons Each holder of the account (joint account maintained by an FFI) 4. Custodial account of a minor The minor² (Uniform Gift to Minors Act) 1 5. a. The usual revocable savings trust The grantor-trustee (grantor is also trustee) 1 b. So-called trust account that is not The actual owner a legal or valid trust under state law 6. Sole proprietorship or disregarded ³ The owner entity owned by an individual 7. Grantor trust filing under Optional The grantor* Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A)) For this type of account: Give name and EIN of: 8. Disregarded entity not owned by an The owner individual 4 9. A valid trust, estate, or pension trust Legal entity 10. Corporation or LLC electing The corporation corporate status on Form 8832 or Form 2553 11. Association, club, religious, The organization charitable, educational, or other tax-exempt organization 12. Partnership or multi-member LLC The partnership 13. A broker or registered nominee The broker or nominee Page 5 For this type of account: Give name and EIN of: 14. Account with the Department of The public entity Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments 15. Grantor trust filing under the Form The trust 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B)) 1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. 2 Circle the minor’s name and furnish the minor’s SSN. 3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. 4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier. *Note: The grantor also must provide a Form W-9 to trustee of trust. Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records From Identity Theft Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: Protect your SSN, Ensure your employer is protecting your SSN, and Be careful when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039. For more information, see Pub. 5027, Identity Theft Information for Taxpayers. Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 11-2017) The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027. Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk. Page 6 Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

This Letter of Transmittal and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at its address set forth below (photocopied forms with original signatures may be used to tender Shares, facsimile signatures will not be accepted).

The Depositary for the Offer is:

Computershare

By registered, certified, express or first class mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By overnight courier: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

If you have any questions regarding the Offer, please contact the Dealer Manager (institutional stockholders) or the Information Agent (retail stockholders) at the telephone numbers and addresses set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent, which may be contacted at the address and telephone number set forth below. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

The Dealer Manager for the Offer is:

Wells Fargo Securities, LLC

375 Park Avenue

New York, NY 10152

Call: (212) 214-6400

Call Toll Free: (877) 450-7515

The Information Agent for the Offer is:

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

Call Toll-Free: (888) 991-1291

Via Email: baringsbdc@allianceadvisors.com